UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2012

PSIVIDA CORP.

(Exact name of Registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 27, 2012, Alimera Sciences, Inc., pSivida Corp.’s licensee with respect to ILUVIEN®, received a Final Assessment Report from the Reference Member State, the Medicines and Healthcare products Regulatory Agency of the United Kingdom, and the agreement of all the Concerned Member States, that ILUVIEN is approvable.

A copy of pSivida’s press release issued on February 28, 2012 announcing Alimera’s receipt of the Final Assessment Report is filed as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release, dated February 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSIVIDA CORP.

Date: February 28, 2012	By:	/s/ Lori Freedman
Lori Freedman, Vice President, Corporate Affairs, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated February 28, 2012